Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Parkson Tak Yin YIP, Chief Financial Officer of Ever Harvest International Group Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Ever Harvest International Group Inc. for the period ended September 30, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ever Harvest International Group Inc.

Dated: April 28, 2022

/s/ Parkson Tak Yin YIP
Parkson Tak Yin YIP
Chief Financial Officer
(Principal Financial Officer)